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EXHIBIT 10.33              DIDAX/CRD Partnership Contract

                                     BETWEEN
CORPORATE RESOURCE DEVELOPMENT         AND            DIDAX INC.
W. R. 'Max' Carey, Jr., CEO                           Robert C. Varney, CEO
700 Galleria Parkway, Suite 450                       4501 Daly Drive, Suite 103
Atlanta, GA  30339                                    Chantilly, VA  20151
(770) 953-8016                                        (703)968-4808

Date:                               February 17, 1998
Principal Contacts:                 Max Carey and Phil Hayden
CRD Consulting Team:                TBA

                              BILLING ARRANGEMENTS

Initial Payment:           Due Upon Contract Signing               $  25,000.00

Monthly Payment: $ 12,500.00, due not later than the 1st of each month, beginning March 1, 1998 and the vesting of 5,715 five-year options to purchase shares at $2.185. There will be 28,575 such options granted at contract signing and they will vest at the beginning of each month while this contract remains in force.

Cancellation Clause: DIDAX INC. has the option to terminate the agreement at any time during the partnership, with a 30 day written notice, beginning with the 1st day of the following month the notice is given. At that point, future payments, less expenses already incurred, will be rendered null and void.

Expense Payments: Travel,  dining and lodging  expenses to be paid by DIDAX INC.
         as required. All expenses are billed at cost, and payable on receipt of bill.

Checks are to be made payable to:   CORPORATE RESOURCE DEVELOPMENT, INC.

/s/ W.R. 'Max' Carey Jr.                    /s/ Robert C. Varney
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Corporate Resource Development, Inc.        DIDAX Inc.

       Vice Chairman                           CEO
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Title                                       Title

          2/17/98                                     2/17/98
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Date                                        Date

CRD and DIDAX INC. reserve the right to make changes mutually agreed upon, to the approach and subject content utilized in this engagement, based upon knowledge and information gained during the engagement. PLEASE SIGN AND RETURN ORIGINAL. RETAIN A COPY FOR YOUR RECORDS.